UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

☑    Filed by the Registrant         ☐    Filed by a Party other than the Registrant

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
☑	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

FuelCell Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62395-P24835 FUELCELL ENERGY, INC. 2025 Annual Meeting Vote by April 2, 2025 11:59 PM ET You invested in FUELCELL ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 3, 2025. Vote Virtually at the Meeting* April 3, 2025 1:00 p.m. Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/FCEL2025 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 20, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. FUELCELL ENERGY, INC. 3 GREAT PASTURE ROAD DANBURY, CT 06810 ATTN: CORPORATE SECRETARY

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	To elect eight directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified	
	Nominees:	
1a.	James H. England	For
1b.	Jason Few	For
1c.	Matthew F. Hilzinger	For
1d.	Natica von Althann	For
1e.	Cynthia Hansen	For
1f.	Donna Sims Wilson	For
1g.	Betsy Bingham	For
1h.	Tyrone Michael Jordan	For
2.	To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.'s named executive officers as set forth in the "Executive Compensation" section of the Proxy Statement	For
3.	To ratify the selection of KPMG LLP as FuelCell Energy, Inc.'s independent registered public accounting firm for the fiscal year ending October 31, 2025	For
4.	To approve the amendment and restatement of the FuelCell Energy, Inc. Fourth Amended and Restated 2018 Omnibus Incentive Plan	For

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

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V62396-P24835